                                                                EXHIBIT 10.16


                       Executive Officers who are Parties
                    to a Nonstatutory Stock Option Agreement

                                               Number of Shares of Mariner
                                               Holdings, Inc. Common Stock
         Executive Officer                Subject to Stock Option Agreement
         -----------------                -------------------------------
         Richard R. Clark                             8,994
         James M. Fitzpatrick III                     3,925
         Robert E. Henderson                         14,885
         W. Hunt Hodge                                1,115
         Frank A. Pici                                1,090
         Clinton D. Smith                             3,925
         Michael W. Strickler                         8,994